SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Bristol-Myers Squibb Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BRISTOL-MYERS SQUIBB COMPANY	Stockholder Meeting to be held on May 5, 2009
** IMPORTANT NOTICE **	Proxy Materials Available on the Internet
Regarding the Availability of Proxy Materials	• Notice and Proxy Statement
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.	• Annual Report

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 21, 2009.

BRISTOL-MYERS SQUIBB COMPANY P.O. BOX 4000 PRINCETON, NJ 08540
HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A PAPER OR E-MAIL COPY OF MATERIALS
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Meeting Type: Meeting Date: Meeting Time: For holders as of:	Annual Meeting of Stockholders May 5, 2009 9:45 A.M., EDT March 12, 2009

Vote In Person

All stockholders of record and stockholders in street name who have obtained a legal proxy may vote in person at the meeting. If you plan on attending the meeting in person, please bring this Notice. This Notice serves as your admission ticket to the meeting. It will only admit the stockholder(s) listed in this Notice and is not transferable. Please bring photo identification if you plan to attend the meeting in person.

Meeting Location: Bristol-Myers Squibb Company 777 Scudders Mill Rd.
Plainsboro, NJ 08536		Vote By Internet
For directions to the meeting, please see the inside back cover of the Proxy Statement or call the company at (609) 897-2000.		To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time either on (i) April 30, 2009 for shares in employee benefit plans, or (ii) May 4, 2009 for all other shares. Have this Notice in hand when you access the website and follow the instructions.

Voting items
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR UNDER ITEM 1.

1.	Election of Directors		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2.

	Nominees:

	1A)	L. Andreotti	2.	Ratification of Independent Registered Public Accounting Firm.

	1B)	L. B. Campbell	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 3, 4, 5 and 6.

	1C)	J. M. Cornelius	3.	Executive Compensation Disclosure.

	1D)	L. J. Freeh	4.	Simple Majority Vote.

	1E)	L. H. Glimcher, M.D.	5.	Special Shareowner Meetings.

	1F)	M. Grobstein	6.	Executive Compensation Advisory Vote.

	1G)	L. Johansson

	1H)	A. J. Lacy

	1I)	V. L. Sato, Ph.D.

	1J)	T. D. West, Jr.

	1K)	R. S. Williams, M.D.